Concentration of Major Customers and Suppliers	12 Months Ended
Aug. 31, 2023
Concentration of Major Customers and Suppliers [Abstract]
Concentration of major customers and suppliers
10.	Concentration of major customers and suppliers

For the year ended August 31, 2023, three major customers accounted for 27.8%, 26.0% and 25.5% respectively of the Company’s revenue. For the year ended August 31, 2022, two major customers accounted for 83.5% and 16.5% respectively of the Company’s revenue. Any decrease in revenue to these major customers may negatively impact the Company’s operations and cash flows if the Company fails to increase its sales to other customers.

No single customer accounted for 10% or more of total outstanding accounts receivable balance as of August 31, 2023 and 2022.

For the year ended August 31, 2023 and 2022, one supplier accounted for 100% of cost of revenue.